Exhibit 10.7

SECURITY AGREEMENT

This SECURITY AGREEMENT is dated as of June 30, 2020, and made by and between Clyra Medical Technologies, Inc., a California corporation, with offices at 4830 West Kennedy Blvd., Ste. 600, Tampa, FL 33069 (“Debtor”), and Vernal Bay Capital Group, LLC, a California limited liability company, with offices at 1601 Dove Street, Suite 250, Newport Beach CA 92660 (“Secured Party”), with reference to the following recitals:

A. The Secured Party has agreed to advance to Debtor funds pursuant to a credit line of up to the principal sum of $1,000,000 outstanding from time-to-time, as evidenced by that certain Revolving Line of Credit Note dated as of even date herewith in favor of the Secured Party (the “Note”) delivered pursuant to that certain Revolving Line of Credit Agreement (the “Loan Agreement”), the proceeds of which will be used by Borrower solely for the purchase of inventory and raw goods and materials used to manufacture inventory; and

B. As a condition to such advance, the Secured Party required Debtor to grant to it a security interest in the Collateral (as defined herein) in order to secure Debtor’s obligations under the Note and Loan Agreement (collectively, the “Loan Documents”), upon the terms and conditions more fully set forth herein.

NOW THEREFORE, in consideration of the premises and the mutual covenants hereinafter set forth, the parties hereto agree to the foregoing and as follows:

1. DEFINED TERMS.

Capitalized terms not otherwise defined herein, are used herein as defined in the California Uniform Commercial Code (the “UCC”).

2. SECURITY INTEREST.

As collateral security for payment in full by Debtor of all amounts when due under the Note and the other obligations to be performed under this Security Agreement and the Loan Documents (collectively, the “Obligations”), Debtor hereby pledges, assigns, and grants to the Secured Party a continuing first priority security interest in and lien on the following, whether now owned or hereafter acquired, (the “Collateral”):

Inventory as defined in the UCC, including without limitation, all inventory now or hereinafter acquired by Debtor, and all raw materials and component parts, goods and materials used in the manufacture of Debtor’s inventory, wherever located; all documents and documents of title relating to or covering any of the foregoing; and all products and proceeds of any of the foregoing, including, without limitation, insurance proceeds, all payments made upon the sale thereof, and other proceeds with respect thereto.

3. REPRESENTATIONS AND WARRANTIES.

Debtor represents and warrants to the Secured Party as follows:

(a) Debtor has full power and authority to execute, deliver, and perform this Security Agreement, which has been duly authorized by all necessary and proper corporate action.

(b) This Security Agreement has been duly executed and delivered, and constitutes the legal, valid, and binding obligation of Debtor, enforceable in accordance with its terms.

(c) No effective security agreement, financing statement, equivalent security or lien instrument, or continuation security agreement covering all or any part of the Collateral is on file or of record in any public office.

(d) Debtor has good title to and is the lawful owner of the Collateral, free from all claims, liens, encumbrances, charges, or security interests whatsoever except as otherwise granted by this Security Agreement.

(e) The provisions of this Security Agreement create a valid and, upon the filing of the related financing statement(s) in accordance with this Security Agreement, perfected security interest in the Collateral, enforceable in accordance with its terms.

4. COVENANTS.

Debtor covenants and agrees that, until the Obligations are irrevocably satisfied in full or otherwise discharged:

(a) The Secured Party may sign and file on Debtor’s behalf one or more financing statements pursuant to the UCC, in such jurisdictions as the Secured Party shall determine. At any time and from time to time, upon request of the Secured Party, Debtor shall give, execute, file, and/or record any notice, financing statement, statement, instrument, document, or agreement that the Secured Party considers necessary to create, preserve, continue, perfect, or validate any security interest granted hereunder or which the Secured Party considers necessary or desirable to exercise or enforce the Secured Party’s rights hereunder with respect to such security interest. Without limiting the generality of the foregoing, the Secured Party is authorized to file with respect to the Collateral one or more additional financing statements, continuation statements, or other documents without the signature of Debtor and to name therein Debtor as debtor and the Secured Party as secured party; or to correct or complete, or cause to be corrected or completed, any financing statements, continuation statements or other such documents as have been filed naming Debtor as debtor and the Secured Party as secured party.

(b) Debtor shall keep the Collateral insured for the benefit of the Secured Party against fire, theft, and such other hazards, and in amounts and with such insurance underwriters, as are prudent and customary in Debtor’s industry.

(c) Debtor shall:

(i) defend the Collateral against adverse claims and demands of all persons;

(ii) not remove Collateral from any warehouse or any future location to any location outside the states of Texas, Florida, California or North Carolina, without providing the Secured Party with reasonable advance notice (not less than 15 days) sufficient to give the Secured Party an opportunity to file such financing statements and otherwise perfect its security interest in such Collateral at such locations;

(iii) not sell, assign, convey, grant, create, or suffer to exist any lien, claim, security interest, or encumbrance upon the Collateral in favor of any person other than the Secured Party; and

(iv) not otherwise transfer or dispose of any Collateral (“Transfer”), except for a Transfer, other than a security interest, made in the ordinary course of business for reasonably equivalent value.

5. REMEDIES.

If there is an Event of Default under and as defined in the Note or Loan Agreement (an “Event of Default”), the Secured Party shall have, in addition to all other rights and remedies provided in this Security Agreement or otherwise, the remedies of a secured party under the UCC, including without limitation the right to take possession of the Collateral, and for that purpose the Secured Party may, so far as Debtor can give authority therefor, enter upon any premises upon which Collateral may be situated and remove the same therefrom. The Secured Party may require Debtor to assemble the Collateral and make it available to the Secured Party at a place to be designated by the Secured Party which is reasonably convenient to the Secured Party. Without limiting the generality of the foregoing, the Secured Party may immediately, without demand or performance and without notice of intention to sell or of time or place of sale or of redemption or other notice or demand whatsoever to Debtor, all of which are hereby expressly waived, and without advertisement, sell at public or private sale or otherwise realize upon, in San Diego, California, or elsewhere, the whole or from time to time any part of the Collateral upon which the Secured Party shall have a security interest or lien hereunder, or any interest which Debtor may have therein, and after deducting from the proceeds of sale or other disposition of the Collateral all expenses (including all reasonable expenses for legal services), shall apply the residue of such proceeds toward the payment of the Obligations and other liabilities of Debtor, Debtor remaining liable for any deficiency remaining unpaid after such application. If notice of any sale or other disposition is required by law to be given, Debtor hereby agrees that a notice sent at least two days before the time of any intended public sale or of the time after which any private sale or other disposition of the Collateral is to be made, shall be reasonable notice of such sale or other disposition. The Secured Party, in its discretion, may in its name or in the name of Debtor, demand, sue for, collect, and receive any money, receivables, or proceeds included in the Collateral and extend the time of payment or otherwise modify any of the terms of or release Debtor under any such Collateral, without thereby incurring responsibility to or discharging or otherwise affecting any liability of Debtor. Debtor shall pay to the Secured Party on demand any and all attorney’s fees reasonably and necessarily incurred or paid by the Secured Party in protecting or enforcing the Obligations and the other rights of the Secured Party under this Security Agreement, including its right to take possession of and realize on Collateral.

6. POWER OF ATTORNEY.

Debtor authorizes the Secured Party and does hereby make, constitute, and appoint the Secured Party and agents of the Secured Party with full power of substitution, as Debtor’s true and lawful attorney-in-fact with power, in its own name or in the name of Debtor, upon the occurrence and continuance of any Event of Default, to endorse any notes, checks, drafts, money orders, or other instruments of payment (including, payments under or in respect of any policy of insurance) in respect of the Collateral that may come into possession of the Secured Party; to sign and endorse any documents relating to the Collateral; to pay or discharge taxes, liens, security interests, or other encumbrances at any time levied or placed on or threatened against the Collateral; to grant, collect, receipt for, compromise, settle, and sue for sums due in respect of the Collateral; and generally, to do at the Secured Party’s option and at Debtor’s expense, at any time, or from time to time all acts and things which the Secured Party deems necessary to protect, preserve, and realize upon the Collateral and Debtor’s security interests therein in order to effect the intent of this Security Agreement, as fully and effectually as Debtor might or could do; and Debtor hereby ratifies all that said attorney shall do or cause to be done by virtue hereof. THIS POWER OF ATTORNEY IS COUPLED WITH AN INTEREST AND SHALL BE IRREVOCABLE FOR AS LONG AS ANY OF THE OBLIGATIONS SHALL BE OUTSTANDING. Debtor agrees that any reasonable fees, costs, and expense incurred by the Secured Party pursuant to the foregoing authorization shall become part of the Obligations and be secured by the Collateral.

7. MISCELLANEOUS.

(a) TERM OF SECURITY AGREEMENT.

The term of this Security Agreement shall commence on the date hereof and continue in full force and effect until all of the Obligations have been fully and indefeasibly paid and performed and such payment and performance has been acknowledged in writing by the Secured Party. At such time, this Security Agreement shall terminate, Secured Party shall release its security interests hereunder (and deliver and sign appropriate UCC termination statements), and the Collateral shall be reassigned to Debtor.

(b) NOTICES.

All notices, demands, consents, requests, instructions, and other communications to be given or delivered or permitted under or by reason of the provisions of this Security Agreement or in connection with the transactions contemplated hereby shall be in writing and shall be deemed to be delivered and received by the intended recipient at such places and in the manner set forth in the Loan Agreement. If any notice, demand, consent, request, instruction, or other communication cannot be delivered because of a changed address of which no notice was given (in accordance with this paragraph), or the refusal to accept same, the notice, demand, consent, request, instruction or other communication shall be deemed received on the second business day the notice is sent (as evidenced by a sworn affidavit of the sender). All such notices, demands, consents, requests, instructions, and other communications will be sent to the addresses in the Loan Agreement or to such other address as any party may specify by notice given to the other party in accordance with this paragraph.

(c) AMENDMENT.

Except as otherwise provided herein, no amendment of this Security Agreement shall be valid or effective, unless in writing and signed by or on behalf of the parties hereto.

(d) WAIVER.

No course of dealing or omission or delay on the part of either party hereto in asserting or exercising any right hereunder shall constitute or operate as a waiver of any such right. No waiver of any provision hereof shall be effective, unless in writing and signed by or on behalf of the party to be charged therewith. No waiver shall be deemed a continuing waiver or waiver in respect of any other or subsequent breach or default, unless expressly so stated in writing.

(e) GOVERNING LAW; JURISDICTION.

This Security Agreement shall be governed by, construed, and enforced in accordance with the laws of the State of California applicable to agreements made and to be performed therein, without regard or reference to its choice of laws or conflicts of laws principles. This Security Agreement shall not be construed or interpreted against the party causing this note to be drafted. The Debtor hereby unconditionally and irrevocably consents to the exclusive personal and subject matter jurisdiction of the courts located in Orange County, California in respect of any claim, action, suit or other proceeding arising out of or relating to this Security Agreement. Notwithstanding the foregoing, Debtor acknowledges and agrees that all disputes pursuant to this Security Agreement shall be resolved in accordance with the arbitration provisions set forth in the Loan Agreement. The Debtor further agrees that Debtor shall at all times maintain in State of California an agent for purposes of accepting service of process in any such claim, action, suit, or other proceeding and that service upon such agent in accordance with the rules of either of the aforesaid courts shall constitute valid and effective service upon the matter.

(f) EQUITABLE REMEDIES.

In the event of any actual or prospective breach or default by either party, the other party shall be entitled to equitable relief, including remedies in the nature of injunction and specific performance. All remedies hereunder are cumulative and not exclusive, and nothing herein shall be deemed to prohibit or limit either party from pursuing any other remedy or relief available at law or in equity for any actual or prospective breach or default, including the recovery of damages.

(g) SEVERABILITY.

The provisions hereof are severable and in the event that any provision of this Security Agreement shall be determined to be invalid or unenforceable in any respect by a court of competent jurisdiction, the remaining provisions hereof shall not be affected but shall, subject to the discretion of such court, remain in full force and effect, and any invalid or unenforceable provision shall be deemed, without further action on the part of the parties hereto, amended and limited to the extent necessary to render such provision, as so amended and limited, valid, and enforceable.

(h) ASSIGNMENT.

This Security Agreement, and each right, interest, and obligation hereunder, may not be assigned by either party hereto without the prior written consent of the other party hereto. Any purported assignment without such consent shall be void and without effect.

(i) BINDING EFFECT.

This Security Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. This Security Agreement is not intended, and shall not be deemed, to create or confer any right or interest for the benefit of any person not a party hereto.

(j) ENTIRE AGREEMENT.

This Security Agreement as well as the Note and Loan Agreement contain the entire agreement of the parties hereto with respect to the subject matter hereof and supersede any prior agreement, commitment, or arrangement relating thereto.

(k) COUNTERPARTS.

This Security Agreement may be executed electronically and in any number of counterparts, including pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com, www.echosign.adobe.com, etc., each of which shall be deemed an original and which together shall constitute one and the same agreement.

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IN WITNESS WHEREOF, the parties, by their respective duly authorized officers, have duly executed this Security Agreement on the date set forth in the Preamble hereto.

DEBTOR: Clyra Medical Technologies, Inc., a California corporation /s/Steven V. Harrison	SECURED PARTY: Vernal Bay Capital Group, LLC, a California limited liability company /s/Anthony Jacobson
By:_____________________________________	By:_____________________________________
Steven V. Harrison, President	Anthony Jacobson, Managing Member